Comerica Incorporated

Fourth Quarter 2020 Financial Review

January 19, 2021

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; impacts from the COVID-19 global pandemic; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" beginning on page 67 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

FY20 Review

COVID-19 RESPONSE

$11MM[1] distributed to >150 nonprofits & other community organizations

$3.9B in PPP loans funded; >14,700 applications processed

COLLEAGUE SUPPORT
Promise Pay, dependent care stipend, time off programs, etc.

RISE! Supports small businesses and communities

DIGITAL PORTALS
Enhanced for consumers

SUSTAINABILITY

ACHIEVED ENVIRONMENTAL GOALS (vs. 2012 baseline)

- 48% GHG emissions reduction
- 33% water consumption reduction
- 30% waste reduction
- 56% office copy paper reduction

A- CDP score; top among peers

#51 Newsweek's America's Most Responsible Companies

TOP 100 Corporate Knights Most Sustainable Globally

#3 DiversityInc® Regional Companies for Diversity

FINANCIAL PERFORMANCE

Record Total Assets
($ in billions; Average)



70.7
71.5
81.1
14%
2018
2019
2020

Record Book Value
(Dollars per share; Period-End)



46.89
51.57
55.01
7%
2018
2019
2020

12/31/20 • [1]Support from Comerica Bank & Comerica Charitable Foundation

Comerica Bank

FY20 Results

Loan & deposit growth helped offset lower rates & prudent increase in reserve

(millions, except per share data)	2020	2019	Change
Average loans	$51,631	$50,511	$1,120
Average deposits	65,038	55,481	9,557
Net interest income	1,911	2,339	(428)
Provision for credit losses	537	74	463
Noninterest income[1]	1,001	1,010	(9)
Noninterest expenses[1]	1,784	1,743	41
Provision for income tax	117	334	(217)
Net income	474	1,198	(724)
Earnings per share[2]	$3.27	$7.87	$(4.60)
Book Value per Share[3]	55.01	51.57	3.44
Tier 1[4]	10.94	10.13	
CET1[4]	10.35	10.13	

Key YoY Performance Drivers

- 2% loan growth: increases in Middle Market & Small Business (PPP) as well as Mortgage Banker & Commercial Real Estate partly offset by Dealer
- 17% deposit growth; broad-based & primarily noninterest-bearing
- Net interest income: impacted by lower rates
- Credit quality: boosted reserves to weather environment; NCOs 38bps
- Noninterest income: higher securities trading income & card fees, lower deposit service charge & commercial lending fees
- Expenses: COVID-related costs, increases in op losses, outside processing, FDIC insurance
- Capital levels remained strong
- 7% increase in book value per share

FY20 compared to FY19 • [1]Includes gain related to deferred comp plan of $16MM FY20 & $9MM FY19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 2020 capital ratios estimated

Comerica Bank

4Q20 Results

EPS up 3% as revenue increased & credit quality remained strong

(millions, except per share data)	4Q20	3Q20	4Q19	Change From 3Q20	Change From 4Q19
Average loans	$51,405	$52,013	$50,505	$(608)	$900
Average deposits	70,243	68,763	57,178	1,480	13,065
Net interest income	469	458	544	11	(75)
Provision for credit losses	(17)	5	8	(22)	(25)
Noninterest income[1]	265	252	266	13	(1)
Noninterest expenses[1]	473	446	451	27	22
Provision for income tax	63	48	82	15	(19)
Net income	215	211	269	4	(54)
Earnings per share[2]	$1.49	$1.44	$1.85	$0.05	$(0.36)
Book Value per Share[3]	55.01	53.78	51.57	1.23	3.44
Tier 1[4]	10.94	10.84	10.13		
CET1[4]	10.35	10.25	10.13		

Key Performance Drivers
4Q20 compared to 3Q20

- Loans: customers reducing leverage; line utilization 48%
- Deposits: broad-based growth & majority noninterest-bearing
- Net interest income: careful management of loan & deposit pricing, plus PPP accelerated fees
- Credit quality strong; NCO 22 bps; Criticized loans decreased
- Noninterest income: increased activity in most categories
- Expenses well controlled: higher performance-based compensation & outside processing
- ROE[5] 11.14% & ROA[6] 1.01%

[1]Includes gain (loss) related to deferred comp plan of $9MM 4Q20, $8MM 3Q20, & $3MM 4Q19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 4Q20 capital ratios estimated • [5]Return on common shareholders' equity • [6]Return on average assets

Comerica Bank

Loans

December loan trends positive & pipeline increased; Utilization remains low



Average Loans
($ in billions; Average)
Loan Yields
50.5
49.6
53.5
52.0
51.4
52.4
52.3
4.43
4.19
3.26
3.13
3.20
4Q19
1Q20
2Q20
3Q20
4Q20
3Q20
4Q20
Average Balances
Period-end

4Q20 compared to 3Q20 • [1]As of 12/31/20

Average loans decreased $608MM

- − $363MM Corporate Banking
- − $358MM General Middle Market
- − $240MM Energy
- − $179MM Technology & Life Sciences
- + $244MM Equity Fund Services
- + $206MM Mortgage Banker Finance
- + $191MM National Dealer Services

Paycheck Protection Program (PPP)

- $3.7B average loans
- $3.5B period-end loans
  - Payments $298MM (9%), primarily due to forgiveness

Committed Line Utilization 48%

Loan yields increased 7 bps

- PPP accelerated fees $5.5MM
- Average 1-month LIBOR declined ~1.5 bps
- $9.8B[1] average loans with floors at average rate of 86 bps

Comerica Bank

Deposits

Reached another record level while prudently reducing deposit pricing



Average Deposits
($ in billions; Average)
Deposit Rates[1]
57.2
56.8
64.3
68.8
70.2
68.5
72.9
0.92
0.76
0.26
0.17
0.11
4Q19
1Q20
2Q20
3Q20
4Q20
3Q20
4Q20
Average Balances
Period-end

Average deposits increased $1.5B
+ $824MM noninterest-bearing
+ $656MM interest-bearing

Loan to deposit ratio[2] 72%

Total funding costs 10 bps[3], down 4 bps



Beneficial Deposit Mix
($ in billions; 4Q20 Average)
Retail Noninterest-bearing 10%
Retail Interest-bearing 25%
Total $70.2
Commercial Noninterest-bearing 42%
Commercial Interest-bearing 23%

4Q20 compared to 3Q20 • [1]Interest costs on interest-bearing deposits • [2]At 12/31/2020 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Comerica Bank

Securities Portfolio

Increased portfolio in 3Q20



Securities Portfolio
($ in billions; Average)
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields
12.2
12.3
12.6
13.9
14.9
15.1
15.0
9.4
9.5
9.8
9.8
10.2
10.4
10.4
2.45
2.43
2.41
2.13
1.95
4Q19
1Q20
2Q20
3Q20
4Q20
3Q20
4Q20
Average Balances
Period-end

Portfolio size stable in 4Q20

- Increase in average balances reflects action taken in 3Q20 ($2.25B in additional purchases)
- Continue to reinvest quarterly payments of ~$1B[1]
- Purchases focused on underlying collateral with favorable prepayment characteristics

Duration of 2.8 years[1]

- Extends to 4.2 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $276MM

Net unamortized premium of $41MM[2]

12/31/20 • [1]Estimated as of 12/31/20 • [2]Net unamortized premium on the MBS portfolio

Comerica Bank

Net Interest Income

$11MM increase with PPP fees & careful management of loan & deposit pricing



Net Interest Income
($ in millions)
Net Interest Margin
544
513
471
458
469
3.20
3.06
2.50
2.33
2.36
4Q19
1Q20
2Q20
3Q20
4Q20

$458MM		**3Q20**		**2.33%**
+ 6MM		**Loans**		**+ 0.04**
	+ 7MM	Higher fees (incl. PPP)	+ 0.03	
	+ 3MM	Rates/pricing	+ 0.01	
	+ 1MM	Other Portfolio Dynamics	- 0.00	
	- 5MM	Lower balances	- 0.00	
- 1MM		**Securities**		**- 0.03**
	- 6MM	Lower rates	- 0.03	
	+ 5MM	Higher balances	- 0.00	
-0-		**Fed Balances**		**- 0.01**
	+ 0MM	Higher Balances	- 0.01	
+ 5MM		**Deposits**		**+ 0.03**
	+ 5MM	Lower rates	+ 0.03	
+ 1MM		**Wholesale Funding**		**-0-**
	+ 1MM	Lower rates	- 0.00	
$469MM		**4Q20**		**2.36%**

4Q20 compared to 3Q20

Comerica Bank

Credit Quality Strong

NCOs declined to 22 bps; Positive credit migration contributed to small reserve release



Net Charge-offs Declined[1]
($ in millions)
All Other
Energy
% NCO/Avg Loans
21
84
50
33
29
0.16
0.68
0.37
0.26
0.22
2
17
5
24
25
4Q19
1Q20
2Q20
3Q20
4Q20



Criticized Loans Declined[2]
($ in millions)
All Other
Energy
% Criticized/Loans
2,120
2,457
3,379
3,406
2,947
4.2
4.6
6.3
6.5
5.6
1,754
1,964
2,557
2,686
2,351
4Q19
1Q20
2Q20
3Q20
4Q20



Nonperforming Loans Increased Modestly
Inflows to Nonaccrual Decreased
($ in millions)
All Other
Energy
% NPL/Loans
204
239
271
325
350
0.40
0.45
0.51
0.62
0.67
161
174
169
184
236
4Q19
1Q20
2Q20
3Q20
4Q20



Reserve Reduction Reflected Strong Credit
($ in millions)
% ACL/Loans
% Ex-PPP
1.33
1.83
2.15
1.99
2.14
1.98
2.03
1.90
668
978
1,066
1,038
992
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/20 • [1]Net credit-related charge-offs • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Comerica Bank

Credit

Exposure to "at risk" industries performing as expected; remained well reserved

Category	Period-end loans[1]	% of total loans	% Category criticized[2]	% Category Nonaccrual[3]
Retail CRE	$785	1.5%	4.7%	0.0%
Hotels	$557	1.1%	11.6%	1.7%
Arts / Recreation	$238	0.5%	30.4%	4.5%
Retail Goods & Services	$228	0.4%	10.4%	0.0%
Total All Other[4]	$1,022	2.0%	9.6%	0.6%
Social Distancing Total	**$2,830**	**5.4%**	**10.5%**	**0.9%**
Auto Production	**$1,093**	**2.1%**	**24.1%**	**0.6%**
Energy	**$1,600**	**3.1%**	**37.3%**	**7.1%**
Leveraged Loans[5]	**$2,188**	**4.2%**	**16.0%**	**0.7%**

Total Portfolio Commentary

Payment Deferrals

- $141MM (0.27% of total loans[6])
- Down from $4.5B at 6/30/20

CECL Modeling

- Variety of economic forecasts considered
- Forecasts with greatest weights feature slow recovery following the significant recession
- Slightly improved outlook relative to 3Q20

12/31/20; $ in millions • [1]Excludes PPP loans • [2]Period-end category criticized loans / category loans • [3]Period-end category nonaccrual loans / category loans • [4]Includes airlines, restaurants/bars, childcare, coffee shops, cruise lines, education, gasoline/C stores, religious organizations, senior living, freight, travel arrangement • [5]Excludes $250MM of leveraged loans included in other "at risk" categories • [6]As a percentage of total period-end loans

Comerica Bank®

Noninterest Income

Customer activity picked up & card fees remained strong

Noninterest Income[1]

($ in millions)


266
237
247
252
265
4Q19
1Q20
2Q20
3Q20
4Q20

+ $ 8MM Derivative income (other)
+ $ 5MM Commercial Lending Fees
+ $ 2MM Foreign Exchange
+ Smaller increases:
  + Card
  + Fiduciary
  + Letters of credit
- $ 5MM Securities trading income (other)

4Q20 compared to 3Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20 (offset in noninterest expense)

Comerica Bank®

Noninterest Expense

Maintained expense discipline while investing for the future



Noninterest Expense1
($ in millions)
451
425
440
446
473
4Q19
1Q20
2Q20
3Q20
4Q20

+ $14MM Salaries & benefits
  + Performance-based incentives
  + Severance
  + Staff insurance (seasonal)
  + Tech-related labor
+ $ 7MM Outside Processing
+ $ 2MM Occupancy (partially seasonal)
+ $ 2MM Advertising (seasonal)

4Q20 compared to 3Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20 (offset in noninterest income)

Comerica Bank

Capital Management

Maintained strong capital base



CET11
Tier 11
Regulatory Minimum + Capital Conservation Buffer (CCB)
7.0%
10.25%
10.35%
3Q20
4Q20
8.5%
10.84%
10.94%
3Q20
4Q20
Total Capital1
Reg. Min + CCB
10.5%
13.12%
13.21%
3Q20
4Q20
ROE2
10.84%
11.14%
3Q20
4Q20

Capital management objectives

- Support customers; drive growth
- Provide attractive dividend yield
  - $0.68/share or $94MM in 4Q20
- Return excess capital to shareholders
  - Intend to resume share repurchases when economic forecast is clearer
- Maintain strong debt ratings[3]
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-
- CET1 Target ~10%

12/31/20 • Outlook as of 1/19/21 • [1]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 4Q20 is estimated • [2]Return on common shareholders' equity • [3]Holding company debt ratings as of 1/19/21; Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

Management Outlook 1Q21

Assumes gradual improvement in economic conditions

Average Loans	+ National Dealer & Middle Market – More than offset by Mortgage Banker (lower refi & seasonal home sales) & Energy ▪ PPP activity: forgiveness potentially exceeds PPP Round 2 advances
Average Deposits	▪ Deposits continue to be strong
Net Interest Income	+ Careful management of loan & deposit pricing – More than offset by lower loan balances, LIBOR & securities yields; 2 fewer days
Credit Quality	Provision reflective of economic recovery; net charge-offs modestly higher
Noninterest Income	+ Deposit Service Charges, Fiduciary & Brokerage – More than offset by deferred comp returns (4Q20 $9MM not expected to repeat), syndication fees (seasonal), as well as card, warrants & securities trading from elevated levels
Noninterest Expenses	– Pension expense (decline $9MM/quarter) & deferred comp returns (4Q20 $9MM not expected to repeat) – Occupancy, staff insurance & advertising (seasonality); 2 less days + Partially offset by annual stock compensation
Tax	▪ ~22% pre-tax income, excluding discrete items
Capital	▪ Maintain strong capital levels ▪ Preferred dividends of $5.6MM/quarter

Outlook as of 1/19/21 • 1Q21 outlook compared to 4Q20

Comerica Bank

Key Strengths

Well positioned to navigate these challenging times

RELATIONSHIP FOCUSED

- Deep expertise in specialty businesses
- Long-tenured, experienced team supporting customers' financial needs for 171 years

DIVERSIFIED

- Diverse geographic footprint, including faster growth markets
- Balanced exposure to a wide variety of industries

REVENUE OPPORTUNITIES

- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between the 3 revenue divisions

CREDIT DISCIPLINE

- Conservative underwriting standards
- Superior credit performance through last recession

EXPENSE CONTROL

- Continuous efficiency improvement culture
- Leveraging technology to drive productivity & growth

WELL CAPITALIZED

- 10.35% CET1 Ratio[1]
- 10.94% Tier 1 Ratio[1]
- $8.8B Total Capital[1]

12/31/20 • [1]Estimated; reflects deferral of CECL standard impact as calculated per regulatory guidance

Comerica Bank

Appendix

commitment

Comerica Bank

Full-Year Average Loans

By Line of Business	2020	2019
Middle Market		
General	12.2	12.1
Energy	2.0	2.4
National Dealer Services	6.0	7.7
Entertainment	0.7	0.7
Tech. & Life Sciences	1.3	1.3
Equity Fund Services	2.4	2.6
Environmental Services	1.4	1.2
Total Middle Market	$25.9	$28.0
Corporate Banking		
US Banking	3.1	3.0
International	1.4	1.3
Commercial Real Estate	6.6	5.6
Mortgage Banker Finance	3.2	2.2
Business Banking	3.9	3.5
COMMERCIAL BANK	**$44.1**	**$43.5**
Retail Banking	2.5	2.1
RETAIL BANK	**$2.5**	**$2.1**
Private Banking	5.0	4.9
WEALTH MANAGEMENT	**$5.0**	**$4.9**
TOTAL	**$51.6**	**$50.5**

By Market	2020	2019
Michigan	$12.5	$12.6
California	18.3	18.4
Texas	10.8	10.6
Other Markets[1]	10.1	8.9
TOTAL	**$51.6**	**$50.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

Quarterly Average Loans

By Line of Business	4Q20	3Q20	4Q19
Middle Market			
General	12.0	12.3	12.0
Energy	1.8	2.0	2.5
National Dealer Services	5.5	5.3	7.3
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	1.2	1.3	1.2
Equity Fund Services	2.4	2.2	2.5
Environmental Services	1.4	1.4	1.3
Total Middle Market	$24.9	$25.3	$27.4
Corporate Banking			
US Banking	2.9	3.1	2.9
International	1.3	1.4	1.3
Commercial Real Estate	6.7	6.7	5.9
Mortgage Banker Finance	3.8	3.6	2.7
Business Banking	4.2	4.2	3.4
COMMERCIAL BANK	**$43.7**	**$44.2**	**$43.5**
Retail Banking	2.6	2.7	2.1
RETAIL BANK	**$2.6**	**$2.7**	**$2.1**
Private Banking	5.1	5.1	4.9
WEALTH MANAGEMENT	**$5.1**	**$5.1**	**$4.9**
TOTAL	**$51.4**	**$52.0**	**$50.5**

By Market	4Q20	3Q20	4Q19
Michigan	$12.2	$12.6	$12.4
California	18.3	18.1	17.9
Texas	10.6	10.9	10.7
Other Markets[1]	10.3	10.4	9.4
TOTAL	**$51.4**	**$52.0**	**$50.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

Full-Year Average Deposits

By Line of Business	2020	2019
Middle Market		
General	$18.1	$13.6
Energy	0.5	0.4
National Dealer Services	0.4	0.3
Entertainment	0.2	0.1
Tech. & Life Sciences	5.6	4.9
Equity Fund Services	0.8	0.8
Environmental Services	0.2	0.2
Total Middle Market	$25.8	$20.3
Corporate Banking		
US Banking	2.6	1.9
International	1.8	1.6
Commercial Real Estate	1.8	1.6
Mortgage Banker Finance	0.8	0.7
Business Banking	3.8	3.0
COMMERCIAL BANK	**$36.6**	**$29.0**
Retail Banking	22.8	20.7
RETAIL BANK	**$22.8**	**$20.7**
Private Banking	4.0	3.5
WEALTH MANAGEMENT	**$4.4**	**$3.8**
Finance/Other[2]	1.2	1.9
TOTAL	**$65.0**	**$55.5**

By Market	2020	2019
Michigan	$23.5	$20.1
California	19.4	16.9
Texas	10.2	8.8
Other Markets[1]	10.7	7.9
Finance/Other[2]	1.2	1.9
TOTAL	**$65.0**	**$55.5**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

Quarterly Average Deposits

By Line of Business	4Q20	3Q20	4Q19
Middle Market			
General	$19.9	$20.0	$14.1
Energy	0.5	0.5	0.4
National Dealer Services	0.5	0.5	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	5.9	5.9	5.1
Equity Fund Services	0.9	0.8	0.8
Environmental Services	0.2	0.2	0.1
Total Middle Market	$28.1	$28.1	$21.1
Corporate Banking			
US Banking	3.1	2.9	2.3
International	2.0	1.8	1.6
Commercial Real Estate	1.9	1.7	1.8
Mortgage Banker Finance	1.0	0.9	0.7
Business Banking	4.1	4.1	3.1
COMMERCIAL BANK	**$40.3**	**$39.5**	**$30.5**
Retail Banking	23.9	23.6	21.1
RETAIL BANK	**$23.9**	**$23.6**	**$21.1**
Private Banking	4.5	4.1	3.7
WEALTH MANAGEMENT	**$4.9**	**$4.4**	**$4.0**
Finance/Other[2]	1.2	1.2	1.5
TOTAL	**$70.2**	**$68.8**	**$57.2**

By Market	4Q20	3Q20	4Q19
Michigan	$25.0	$24.8	$20.4
California	21.5	20.1	18.1
Texas	10.8	10.7	9.0
Other Markets[1]	11.8	12.0	8.0
Finance/Other[2]	1.2	1.2	1.5
TOTAL	**$70.2**	**$68.8**	**$57.2**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

Net Interest Income

Factors that impact performance

$ 15B Securities Portfolio Treasury Maturities[1]

($ in millions)


750
400
400
70
100
700
300
100
2.46%
2.89%
2.90%
2.91%
2.17%
2.16%
2.16%
0.20%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Mortgage-backed Securities activity FY21[2]

- Expect repayments of ~$1B/Q at ~2.40%
- Expect reinvestments in low-to-mid 1% range

Paycheck Protection Program

- $3.5B loans at 12/31/20
- $298MM payments in 4Q20, primarily forgiveness
- Loans <$150,000 total $440MM
- ~2.25% average yield[3]
- Expect majority may be forgiven mid-2021

Loan Portfolio

($ in billions; 4Q20 Period-end)


LIBOR-based 62%
Prime-based 12%
Fixed Rate[4] 26%
Total $52.3B

LIBOR loans mostly 1-month tenor & include $10.6B[5] with floors

$5.55B in Swaps[1]

(by maturity, $ in millions)


300
200
400
200
700
500
450
550
500
250
2.08%
2.20%
2.42%
2.22%
1.66%
2.23%
2.29%
2.13%
1.47%
1.51%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

12/31/20 • [1]Only shows instruments maturing near-term • [2]Outlook as of 1/19/21 • [3]Contractual 1.00% interest rate, plus processing fee and capitalized origination costs amortized over life of loan. Yield does not reflect acceleration of deferred fees from forgiveness activity. • [4]Fixed rate loans include $5.55B receive fixed/pay floating (30-day LIBOR) interest rate swaps • [5]Period-End balances

Comerica Bank

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 4Q20:
  - Comerica: 53% purchase
  - Industry: 40% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $4.5B



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
1006
835
704
639
574
4Q20
1Q21
2Q21
3Q21
4Q21

12/31/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 12/21/20

Comerica Bank

Energy Line of Business

Continued decrease in loans & improved credit quality



Period-end Loans
($ in millions)
Services
Midstream
Exploration & Production
2,221
48
432
1,741
2,114
55
364
1,695
2,086
50
374
1,662
1,835
46
338
1,451
1,600
44
261
1,295
4Q19
1Q20
2Q20
3Q20
4Q20

- Exposure $3.1B / 52% utilization
- Decrease in criticized, NALs & NCOs
- Fall redeterminations 92% completed
  - Modest decrease to borrowing bases
- Hedged 50% or more of production
  - At least one year: 75% of customers
  - At least two years: 38% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 52% Oil, 20% Gas, 28% Oil/Gas

($ in millions; Period-end)	4Q20	3Q20	4Q19
Total PE loans	$1,600	$1,835	$2,221
% of total CMA	*3.1%*	*3.5%*	*4.4%*
Criticized[1]	$596	$720	$366
Ratio	*37.3%*	*39.2%*	*16.5%*
Nonaccrual	$114	$141	$43
Ratio	*7.1%*	*7.7%*	*1.9%*
Net charge-offs[2]	$4	$9	$19

12/31/20 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

Commercial Real Estate Line of Business

Very strong credit quality

Primarily Lower Risk Multifamily[1]

($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 4%
Land Carry 4%
Multi use 3%
Multifamily 48%
Industrial / Storage 20%
Total $5.9B

Multifamily by Class & Market[1]

($ in millions; Period-end)



Class A 88%
Class B 11%
Low Inc. 1%
Class $2.8B



TX 34%
Other 17%
MI 4%
FL 1%
CA 44%
Market $2.8B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 76% of Multifamily & 67% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 44% California
  - 30% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



Criticized[3]
NAL
% Criticized/Loans
87
2
1.4%
87
3
1.3%
72
4
1.1%
119
4
1.8%
100
3
1.5%
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/20 • [1]Excludes CRE line of business loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

National Dealer Services

70+ years of floor plan lending

Franchise Distribution

(Based on period-end loans)



Honda/Acura 19%
Ford 9%
GM 6%
Fiat/Chrysler 8%
Mercedes 2%
Nissan/ Infiniti 4%
Other European 11%
Other Asian 14%
Other[1] 13%
Toyota/Lexus 14%
Total $5.7B

Geographic Dispersion

California 56%	Texas 8%
Michigan 24%	Other 12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
4Q16 6.6 4.0
1Q17 6.8 4.1
2Q17 7.1 4.3
3Q17 6.9 3.9
4Q17 7.1 4.1
1Q18 7.3 4.1
2Q18 7.4 4.2
3Q18 7.0 3.8
4Q18 7.4 4.0
1Q19 7.8 4.4
2Q19 7.9 4.5
3Q19 7.5 4.1
4Q19 7.3 4.0
1Q20 6.8 3.6
2Q20 6.2 2.8
3Q20 5.3 1.9
4Q20 5.5 2.2

12/31/20 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



1,181
1,193
1,517
1,332
1,152
4Q19
1Q20
2Q20
3Q20
4Q20

Average Deposits
($ in millions)



5,149
5,126
5,471
5,946
5,888
4Q19
1Q20
2Q20
3Q20
4Q20

- ~375 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]
(Approximate; 4Q20 Period-end loans)



Growth 50%
Total $1.1B
Late Stage 29%
Early Stage 21%

12/31/20 • [1]Includes estimated distribution of PPP loans

Comerica Bank

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



2,498
2,606
2,277
2,171
2,415
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/20

Comerica Bank

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

Peer Bank Debt Ratings as of 1/12/21 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities • Zions Bancorporation ratings are for the bank

Comerica Bank

Comerica Bank

commitment